Exhibit 23(h)(2)(a)

DREMAN VALUE MANAGEMENT, LLC

520 East Cooper Avenue, Suite 230-4

Aspen, Colorado 81611

October ___, 2007

Letter Agreement

To:	Dreman Contrarian Funds
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Dear Ladies and Gentlemen:

Dreman Contrarian Funds, a Delaware statutory trust (the “Trust”), has appointed Dreman Value Management, LLC, a Delaware limited liability company (the “Advisor”), to serve as the investment adviser to the Trust’s Dreman Contrarian Large Cap Value Fund (the “Fund”) pursuant to the Investment Advisory Agreement initially approved by the Board of Trustees on August 15, 2007.

From the date of this Letter Agreement through October 31, 2009, the Advisor hereby agrees to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.30% of the Fund’s average daily net assets. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.30% expense limitation.

Very truly yours,
DREMAN VALUE MANAGEMENT, LLC

By:_________________________________

Boris Onefater, Chief Financial Officer and
Chief Operating Officer
DREMAN CONTRARIAN FUNDS

By:_________________________________

Boris Onefater, President

Exhibit 23(h)(2)(b)

DREMAN VALUE MANAGEMENT, LLC

520 East Cooper Avenue, Suite 230-4

Aspen, Colorado 81611

October ___, 2007

Letter Agreement

To:	Dreman Contrarian Funds
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Dear Ladies and Gentlemen:

Dreman Contrarian Funds, a Delaware statutory trust (the “Trust”), has appointed Dreman Value Management, LLC, a Delaware limited liability company (the “Advisor”), to serve as the investment adviser to the Trust’s Dreman Contrarian Mid Cap Value Fund (the “Fund”) pursuant to the Investment Advisory Agreement initially approved by the Board of Trustees on August 15, 2007.

From the date of this Letter Agreement through October 31, 2009, the Advisor hereby agrees to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.40% of the Fund’s average daily net assets. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.40% expense limitation.

Very truly yours,
DREMAN VALUE MANAGEMENT, LLC

By:_________________________________

Boris Onefater, Chief Financial Officer and
Chief Operating Officer
DREMAN CONTRARIAN FUNDS

By:_________________________________

Boris Onefater, President

Exhibit 23(h)(2)(c)

DREMAN VALUE MANAGEMENT, LLC

520 East Cooper Avenue, Suite 230-4

Aspen, Colorado 81611

October ___, 2007

Letter Agreement

To:	Dreman Contrarian Funds
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Dear Ladies and Gentlemen:

Dreman Contrarian Funds, a Delaware statutory trust (the “Trust”), has appointed Dreman Value Management, LLC, a Delaware limited liability company (the “Advisor”), to serve as the investment adviser to the Trust’s Dreman Contrarian Small Cap Value Fund (the “Fund”) pursuant to the Investment Advisory Agreement initially approved by the Board of Trustees on August 15, 2007.

From the date of this Letter Agreement through October 31, 2009, the Advisor hereby agrees to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.50% of the average daily net assets of the Fund’s Retail Class Shares and 1.25% of the average daily net assets of the Fund’s Institutional Class Shares. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expense was incurred; provided that the Fund is able to make the repayment without exceeding the expense limitations referred to above for each class of the Fund’s shares.

Very truly yours,
DREMAN VALUE MANAGEMENT, LLC

By:_________________________________

Boris Onefater, Chief Financial Officer and
Chief Operating Officer
DREMAN CONTRARIAN FUNDS

By:_________________________________

Boris Onefater, President

Exhibit 23(h)(2)(d)

DREMAN VALUE MANAGEMENT, LLC

520 East Cooper Avenue, Suite 230-4

Aspen, Colorado 81611

October ___, 2007

Letter Agreement

To:	Dreman Contrarian Funds
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Dear Ladies and Gentlemen:

Dreman Contrarian Funds, a Delaware statutory trust (the “Trust”), has appointed Dreman Value Management, LLC, a Delaware limited liability company (the “Advisor”), to serve as the investment adviser to the Trust’s Dreman Quantitative Large Cap Value Fund (the “Fund”) pursuant to the Investment Advisory Agreement initially approved by the Board of Trustees on August 15, 2007.

From the date of this Letter Agreement through October 31, 2009, the Advisor hereby agrees to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.55% of the Fund’s average daily net assets. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.55% expense limitation.

Very truly yours,
DREMAN VALUE MANAGEMENT, LLC

By:_________________________________

Boris Onefater, Chief Financial Officer and
Chief Operating Officer
DREMAN CONTRARIAN FUNDS

By:_________________________________

Boris Onefater, President

Exhibit 23(h)(2)(e)

DREMAN VALUE MANAGEMENT, LLC

520 East Cooper Avenue, Suite 230-4

Aspen, Colorado 81611

October ___, 2007

Letter Agreement

To:	Dreman Contrarian Funds
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Dear Ladies and Gentlemen:

Dreman Contrarian Funds, a Delaware statutory trust (the “Trust”), has appointed Dreman Value Management, LLC, a Delaware limited liability company (the “Advisor”), to serve as the investment adviser to the Trust’s Dreman Quantitative Mid Cap Value Fund (the “Fund”) pursuant to the Investment Advisory Agreement initially approved by the Board of Trustees on August 15, 2007.

From the date of this Letter Agreement through October 31, 2009, the Advisor hereby agrees to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.65% of the Fund’s average daily net assets. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.65% expense limitation.

Very truly yours,
DREMAN VALUE MANAGEMENT, LLC

By:_________________________________

Boris Onefater, Chief Financial Officer and
Chief Operating Officer
DREMAN CONTRARIAN FUNDS

By:_________________________________

Boris Onefater, President

Exhibit 23(h)(2)(f)

DREMAN VALUE MANAGEMENT, LLC

520 East Cooper Avenue, Suite 230-4

Aspen, Colorado 81611

October ___, 2007

Letter Agreement

To:	Dreman Contrarian Funds
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Dear Ladies and Gentlemen:

Dreman Contrarian Funds, a Delaware statutory trust (the “Trust”), has appointed Dreman Value Management, LLC, a Delaware limited liability company (the “Advisor”), to serve as the investment adviser to the Trust’s Dreman Quantitative Small Cap Value Fund (the “Fund”) pursuant to the Investment Advisory Agreement initially approved by the Board of Trustees on August 15, 2007.

From the date of this Letter Agreement through October 31, 2009, the Advisor hereby agrees to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.75% of the Fund’s average daily net assets. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.75% expense limitation.

Very truly yours,
DREMAN VALUE MANAGEMENT, LLC

By:_________________________________

Boris Onefater, Chief Financial Officer and
Chief Operating Officer
DREMAN CONTRARIAN FUNDS

By:_________________________________

Boris Onefater, President

PHI 316226704v1 8/14/2007